                               THIRD AMENDMENT TO
                          GENERAL PARTNERSHIP AGREEMENT
                          OF BRANDYWINE REALTY PARTNERS

                   (formerly Linpro Income Fund I Partnership)
                         Effective as of August 22, 1996

                  This Third Amendment (this "Amendment") to the General Partnership Agreement of Brandywine Realty Partnership, a Pennsylvania general partnership (the "Partnership"), is made and entered into effective as of August 22, 1996, by and between Brandywine Realty Trust, a Maryland real estate investment trust ("BRT"), and Brandywine Operating Partnership, L.P., a Delaware limited partnership ("BOP").


                                    RECITALS

                  WHEREAS, the Partnership was formed pursuant to that General Partnership Agreement, dated as of April 2, 1986, as the same was amended as of July 27, 1993, to change the name of the Partnership, and as further amended by the Second Amendment to the General Partnership Agreement effective as of January 1, 1994 (the "Partnership Agreement"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Partnership Agreement; and

                  WHEREAS, on the Admission Date, as defined herein, BRT desires to transfer to BOP a portion of its interest in the Partnership, and, on the Withdrawal Date, as defined herein, to transfer the balance of its interest in the Partnership in accordance with this Amendment and thereupon to withdraw from the Partnership.

                  WHEREAS, pursuant to Section 22.3 of the Partnership Agreement the Class A Partner has the power to amend any provision of the Partnership Agreement without obtaining the consent of the Class B Partner, provided the amendment neither has the effect of requiring any capital contributions by the Class B Partner not otherwise required prior to such amendment nor affects any of the rights of the Class B Partner to receive cash or property distributions or allocations of taxable income, gain, or loss under the Partnership Agreement;

                  WHEREAS, BRT has determined that the amendments contained herein will not have the affect of requiring any capital contributions by the Class B Partner, not otherwise required, nor will it affect the rights to receive cash or property distributions, or allocations of taxable income, gain, or loss of the Class B Partner, and, therefore, pursuant to Section 22.3 of the Partnership Agreement, such amendments do not require the consent of the Class B Partner;

                  WHEREAS, BRT, pursuant to its authority under Section 22.3 of the Partnership Agreement, is executing this Amendment for the purposes of amending the Partnership Agreement as hereinafter provided, and BRT and BOP are, in addition, executing this Amendment to effectuate the transfers of BRT's interests in the Partnership as set forth herein:

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. On the Admission Date, BRT transfers (the "First Transfer") a portion of its Percentage Interest in the Partnership to BOP, such portion consisting of a forty-nine percent (49%) Percentage Interest in the Partnership and a 97% interest in Net Cash Flow of the Partnership.

                  2. BRT agrees to transfer to BOP on the Withdrawal Date the remaining portion of its Percentage Interest in the Partnership ("Second Transfer" and together with the First Transfer, the "Transfers") such that as a result of the Transfers and as of the Withdrawal Date, BOP will own all of BRT's Interest in the Partnership and BRT will own no Interest in the Partnership.

                  3. On the Withdrawal Date, BRT agrees to withdraw from the Partnership.

                  4. By execution of this Amendment and pursuant to the Transfers, BOP becomes a Partner in the Partnership entitled to all of the rights and powers set forth in the Partnership Agreement, as amended by this Amendment, and subject to the duties and obligations therein.

                  5. The Partnership Agreement is hereby amended as follows:

                           a. Section 6.15 of the Partnership Agreement is
hereby amended to read in its entirety as follows:

                           For the period commencing on the Admission Date and
                  ending on the Withdrawal Date, the relative interest of the Partners in the Partnership, expressed as a percentage of the whole, shall be as follows:

                                    Class B Partner                    30%
                                    Class A Partner                    70%

                  The interest of the Class A Partner set forth in this Section
                  6.15 shall be allocated twenty-one percent (21%) to BRT and forty-nine percent (49%) to BOP.

                           After the Withdrawal Date, the relative interest of
                  the Partners in the Partnership, expressed as a percentage of the whole, shall be as follows:

                                    Class B Partner                    30%
                                    Class A Partner                    70%

                           b.  The second sentence of Section 7.1(a) of the
Partnership Agreement is hereby deleted and replaced with the following sentence:

                  BRT shall be the Administrative Partner until the Withdrawal Date. On the Withdrawal Date, BOP, as the sole Class A Partner, shall be the Administrative Partner.

                           c. Section 9.1(a)(iii) of the Partnership
Agreement is amended by: (i) substituting the term "Class A Partner" for the term "Class A Limited Partner" and by (ii) adding the following sentence at the end of Section 9.1(a)(iii):

                  For the period commencing on the Admission Date and ending on the Withdrawal Date, the ninety-eight percent (98%) interest of the Class A Partner in Net Cash Flow of the Partnership shall be allocated one percent (1%) to BRT and ninety-seven percent (97%) to BOP. On and after the Withdrawal Date, the ninety eight percent (98%) interest of the Class A Partner in Net Cash Flow shall be allocated to the Class A Partner.

                           d. Section 13.3 of the Partnership Agreement is
amended as follows to add the following new Subsection 13.3(iii):

                  (iii) The Transfer by BRT to BOP of: 1) a forty-nine (49%) Percentage Interest in the Partnership and a ninety-seven (97%) interest in Net Cash Flow, on the Admission Date, and 2) a twenty-one (21%) Percentage Interest in the Partnership and a one (1%) interest in Net Cash Flow, which constitutes BRT's remaining interest in the Partnership and in Net Cash Flow, on the Withdrawal Date.

                           e. The first paragraph of Section 13.5 of the
Partnership Agreement is amended to read in its entirety as follows:

                  13.5   Substitute Partners. Except as provided in
                  Section 6.2(d), and except in the case of the transfers described in Section 13.3(iii) of this Amendment (in which case the transferee thereunder shall be a Substitute Partner without satisfying the conditions hereunder), no transferee of all or part of the

                  Partnership interest of any Partner shall have the right to become a Substitute Partner, unless all of the following conditions are satisfied:

                           f.  The following definitions are hereby
substituted in Section XXI of the Partnership Agreement:

                           "Administrative Partner" shall mean and refer to BRT, until the Withdrawal Date, at which date "Administrative Partner" shall mean and refer to BOP.

                           "Class A Partner": shall mean and refer, commencing on the Admission Date and ending on the Withdrawal Date, to BRT and BOP to the extent of their respective Percentage Interests in the Partnership and in Net Cash Flow as set forth in Sections 6.15 and 9.1(a)(iii) of the Partnership Agreement. After the Withdrawal Date, "Class A Partner" shall mean and refer solely to BOP.

                           "Percentage Interest of the Partners" shall mean the interest of the Partners in the capital of the Partnership expressed as a percentage of the whole, as set forth in Section 6.15 hereof, and "Percentage Interest" shall mean the Percentage Interest of the Partners of a particular Partner.

                           g. The following definitions are added in the
appropriate place in Section XXI of the Partnership Agreement:

                           "Admission Date" shall mean the effective date of this Third Amendment.

                           "Interest" with respect to a Partner shall mean a Partner's interest in the Partnership, including without limitation its Percentage Interest, its rights, powers, duties and obligations, and its rights to allocations and distributions of Net Cash Flow, all as set forth herein.

                           "Withdrawal Date" shall mean the date which is twelve months and one day after the Admission Date.

                           h. The following definition is amended in the
appropriate place in Section XXI of the Partnership Agreement:

                  The definition of "Unrecovered Capital of the Class A Partner" is amended to add the following sentence at the end of the definition:

                           During the period that there is more than one Class A
                  Partner, the Unrecovered Capital of the Class A Partner shall be determined in accordance with the Class A Partner's Percentage Interest.

                  IN WITNESS WHEREOF, the parties have executed this Third Amendment effective as of the day and year first written above.


                                      Brandywine Realty Trust, a Maryland real estate investment trust, by


                                      By:______________________________
                                      Title:___________________________


                                      Brandywine Operating Partnership, L.P.,
                                      a Delaware limited partnership, by


                                      By:______________________________
                                      Title:___________________________

                                      Brandywine Realty Trust, a Maryland real estate investment trust, as General Partner

                                      By:______________________________
                                      Title:___________________________